Exhibit 10.52

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”) is entered into by and between the undersigned purchaser (the “Purchaser”) and Rockwell Medical, Inc., a Michigan corporation (the “Company”), with regard to the following:

A.            The Purchaser desires to purchase shares of common stock, no par value, of the Company (the “Shares”), and the Company is willing to sell the Shares to the Purchaser on the terms and conditions set forth herein and in the Stock Purchase Agreement, dated as of March 20, 2013 (the “Stock Purchase Agreement”).

B.            Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Stock Purchase Agreement.

NOW, THEREFORE, for valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Purchase.  The Purchaser hereby agrees to purchase the number of Shares set forth on the signature page of this Subscription Agreement for the purchase price calculated in accordance with Section 1 of the Stock Purchase Agreement.  Upon acceptance (if at all) by the Company of the Purchaser’s subscription for such Shares, the Purchaser understands that, in consideration of the Purchaser’s payment of the purchase price and the Purchaser’s agreement to be bound by the terms and provisions of the Stock Purchase Agreement, the Purchaser shall become a shareholder of Company.  Purchaser shall deliver, on or before the Closing Date, the Purchase Price for such Shares to the Company by wire transfer of immediately available funds to the account number furnished to such Purchaser by the Company.

2.             Representations and Warranties.  The Purchaser hereby represents and warrants to the Company that the Purchaser has read and analyzed and is familiar with the terms and provisions of this Subscription Agreement and the Stock Purchase Agreement.

3.             Party to the Stock Purchase Agreement.  By executing and delivering this Subscription Agreement, the undersigned becomes a party to the Stock Purchase Agreement and is fully bound by, and subject to, all of the covenants, terms and conditions of the Stock Purchase Agreement as if it had executed a signature page to the Stock Purchase Agreement.

4.             Miscellaneous.

(a)           Successors.  This Subscription Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors.

(b)           Severability.  The invalidity or unenforceability of any provision of this Subscription Agreement shall not affect the validity or enforceability of any other provision of this Subscription Agreement.

(c)           Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Subscription Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other parties and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

(d)           Governing Law.  This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan (without reference to the conflicts of law provisions thereof).

(e)           Amendments and Waivers.  Except as otherwise expressly set forth in this Subscription Agreement, any term of this Subscription Agreement may be amended or terminated and the observance of any term of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), but only with the written consent of the Company and Purchaser.

(f)            Assignment.  No party may assign this Subscription Agreement or any rights or obligations hereunder.

(g)           Counterparts; Facsimile Signatures.  This Subscription Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. The delivery of a signature page of this Subscription Agreement by one party to the other parties via facsimile transmission shall constitute the execution and delivery of this Subscription Agreement by the transmitting party.

(h)           Section Headings.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

(i)            Legal Fees and Expenses.  Each of the parties will bear its own legal fees and other expenses with respect to the transaction contemplated by this Subscription Agreement.

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Signature Page to Subscription Agreement

Number of Shares:

Dated as of: March , 2013

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Purchaser:
By:
Print Name:
Title:
Name in which Shares are to be registered:

Mailing Address:

Taxpayer Identification Number:

If settlement is to be made via DWAC:
Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

Agreed and Accepted this 20th day of March, 2013:

ROCKWELL MEDICAL, INC.

By:
Name:
Title: